SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


             BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                     PRELIMINARY COPY DATED OCTOBER 17, 2000


(COVER LETTER TO BE SENT TO ALL  STOCKHOLDERS)

_____________, 2000

     Re: Bailard, Biehl & Kaiser International Bond Fund ("Bond Fund") Bailard, Biehl & Kaiser International Equity Fund ("Equity Fund")

Dear Stockholder:

A special meeting of all stockholders of the Bond Fund and the Equity Fund will be held at 10:00 a.m. on December 14, 2000. The main purpose for the stockholder meeting is to vote on a proposal to change the investment objective of the Bond Fund. However, the Board of Directors is also taking this opportunity to present some other proposals that require stockholder approval. PLEASE REVIEW THE ENCLOSED PROXY STATEMENT CAREFULLY FOR A DETAILED DESCRIPTION OF THE ISSUES, AND RETURN YOUR SIGNED PROXY AS SOON AS POSSIBLE TO THE FUNDS IN THE ENVELOPE PROVIDED BUT NO LATER THAN THE CLOSE OF BUSINESS ON DECEMBER 13TH. Your vote is very important to us.

To aid your review, we have prepared the following summary of the seven proposals presented in the Proxy Statement:

PROPOSALS AFFECTING ONLY THE BOND FUND

CHANGE OF FUND OBJECTIVE AND FEES. This proposal changes the investment objective of the Bond Fund from an international bond fund to a FUND THAT FOCUSES PRIMARILY ON THE U.S. BOND MARKET WITH A SECONDARY EMPHASIS ON INTERNATIONAL BONDS. Bailard, Biehl & Kaiser (the "Adviser") believes the new objective will allow the Bond Fund to take advantage of a wider set of investment opportunities in a changing global bond environment. To reflect this new strategy, the name of the Bond Fund will be changed to the BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND.

The structural changes transforming today's global bond markets have created new opportunities and new challenges for investors. For the past twenty years, a long-term trend of generally declining interest rates gave global bond investors the opportunity to benefit from both capital appreciation and income. Now that global interest rates appear to be bottoming, income is likely to play a more important role in determing total return both here and abroad. European Monetary Union has reduced the diversification benefits of investing in many international markets, even as the U.S. bond market has grown in size and diversity, creating real opportunities for adding value by sector investing.

All of these considerations have led the Adviser to recommend the Bond Fund adopt a U.S.- based approach that will allow the Fund to take advantage of a wider set of opportunities such as higher yielding corporate and agency bonds, taxable municipal bonds, convertible bonds and preferred stock. The Bond Fund will invest in international bonds opportunistically to add value through return enhancement or risk reduction. Since the general marketplace of domestic-oriented bond funds typically has lower investment advisory fees than international bond funds, the new Bond Fund's internal investment advisory fee will be reduced from 0.75% to 0.60% of its average daily net assets. Clients of Bailard, Biehl & Kaiser's investment advisory services, who invest in the Bond Fund as part of their overall portfolio allocation strategy, will continue to see this fee credited to their overall account fee, in an amount approximating the advisory fee paid by the Bond Fund to the Adviser.

PROPOSALS AFFECTING ONLY THE EQUITY FUND

SECURITIES LENDING: This proposal delegates the decision as to whether the Equity Fund may participate in a securities lending program to its Board of Directors. To increase income, many mutual funds lend a small portion of the securities in their portfolios to creditworthy broker-dealers or institutional investors. Currently, the Equity Fund may do so only with stockholder approval. While the Equity Fund has no immediate plans to engage in securities lending, this proposal would give the Board of Directors the flexibility to authorize participation in such a program if the Board deems that to be in the best interest of stockholders.

PROPOSALS AFFECTING BOTH THE BOND FUND AND THE EQUITY FUND

ELECTION OF BOARD OF DIRECTORS. This proposal elects all five existing Directors to the Board until any successors are elected.

RATIFY AUDITORS. This proposal ratifies the selection of PricewaterhouseCoopers LLP , to once again act as the independent accountants for the Bond Fund and the Equity Fund.

UNSEASONED COMPANIES. This proposal removes a restriction preventing the Bond Fund and the Equity Fund from investing in companies with less than three years of operating history. This state-imposed restriction is no longer required by law. It is difficult to apply to certain bond investments. Removing this restriction would also allow the Equity Fund to invest in early stage companies, particularly technology companies, that are maturing more rapidly than in the past.

OFFICER/DIRECTOR OWNERSHIP. This proposal removes a restriction preventing the Bond Fund and the Equity Fund from investing in certain securities which are also held by officers or directors of the Funds and the Adviser. This state-imposed restriction is no longer required by law. Moreover, the Funds and the Adviser have adopted personal securities trading policies designed to prevent the conflicts of interest addressed by this restriction.

RECOMMENDATION

BAILARD, BIEHL & KAISER AND THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS. IT IS IMPORTANT THAT WE RECEIVE YOUR SIGNED PROXY BY THE CLOSE OF BUSINESS On DECEMBER 13, 2000. If you have any questions regarding any of the proposals, please contact Sofi Kyriakidis at 650-571-5800. Stockholders who are clients of Bailard, Biehl & Kaiser can also discuss this matter with their investment counselor.

Sincerely,


Peter M. Hill
Chairman, Board of Directors

Enclosure

             BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, INC.
            950 Tower Lane, Suite 1900, Foster City, California 94404
                                 (650) 571-5800

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2000

TO THE STOCKHOLDERS OF BAILARD, BIEHL & KAISER
INTERNATIONAL FUND GROUP, INC.

     NOTICE IS HEREBY GIVEN that, by order of the Board of Directors, a Special Meeting of Stockholders of Bailard, Biehl & Kaiser International Fund Group, Inc., a Maryland corporation (the "Company"), will be held at the offices of the Company, 950 Tower Lane, Suite 1900, Foster City, California, on December 14, 2000, at 10:00 a.m. (Pacific Time), for the following purposes, each as more fully described in the accompanying Proxy Statement:

* To elect five Directors to hold office until their successors shall be duly elected and qualified. (Proposal 1)

*    To  ratify  or  reject  the   selection   by  the  Board  of  Directors  of
     PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending September 30, 2001. (Proposal 2)

*    To  eliminate  the  Funds'   fundamental   investment  policy   restricting
     investments in companies with less than three years of operating history. (Proposal 3)

*    To  eliminate  the  Funds'   fundamental   investment  policy   prohibiting
     investments in companies in whose securities one or more officers or directors of the Company have certain percentage interests. (Proposal 4)

* To act upon any other matters that may properly come before the meeting at the scheduled time and place or any adjourned meeting or meetings.

     Stockholders of the Bailard, Biehl & Kaiser International Bond Fund series of the Company (the "Bond Fund") will also be asked to approve or disapprove the following matter, as more fully described in the accompanying Proxy Statement:

* To amend the Bond Fund's investment objective to seek total return, from income and long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities. (Proposal 5)

* To amend the Investment Management Agreement between the Company and Bailard, Biehl & Kaiser, Inc., to reduce the annual management fee paid by the Bond Fund to 0.60% of average daily net assets. (Proposal 6)

     Stockholders of the Bailard, Biehl & Kaiser International Equity Fund series of the Company (the "Equity Fund") will also be asked to approve or disapprove the following matter, as more fully described in the accompanying Proxy Statement:

* To amend the Funds' fundamental investment policies to permit the Equity Fund to lend its portfolio securities, subject to applicable law and the adoption of procedures by the Board of Directors. (Proposal 7)

     The Board of Directors has fixed the close of business on October 25, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on such date are entitled to vote. The stock transfer books of the Company will not be closed. A complete listing of stockholders entitled to vote at the meeting, including the address and the number of shares registered in the name of each such stockholder, will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for the ten days prior to the meeting, at the offices of the Company specified above, and will be available for inspection by any stockholder at the time and place of the meeting.

     Please mark, date, sign and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the meeting. If you are not able to attend, it is important that your shares be represented by proxy. You may revoke your Proxy at any time before it is voted.


                                        By Order of the Board of Directors


                                        Janis M. Horne
                                        Secretary

Foster City, California
November 3, 2000

             BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, INC.

            950 Tower Lane, Suite 1900, Foster City, California 94404
                                 (650) 571-5800

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Bailard, Biehl & Kaiser International Fund Group, Inc., a Maryland corporation (the "Company"), of proxies ("Proxies") to be used at a Special Meeting of stockholders, and any adjournment thereof, of its two series, the Bailard, Biehl & Kaiser International Bond Fund (the "Bond Fund") and the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund"). The Special Meeting will be held at the Company's offices at 950 Tower Lane, Suite 1900, Foster City, California, at 10:00 a.m. (Pacific Time) on December 14, 2000, for action on the following matters:

         Proposal                                      Stockholders Solicited
         --------                                      ----------------------
     1.  Election of five Directors.                   Bond Fund and Equity Fund
                                                       voting together.

     2.  Ratification of PricewaterhouseCoopers        Bond Fund and Equity Fund
         LLP as the Company's independent              voting together.
         accountants for the fiscal year ending
         September 30, 2001.

     3.  Elimination of the Fund's fundamental         Bond Fund and Equity Fund
         investment policy restricting investments     voting separately.
         in companies with less than three years
         of operating history.

     4.  Elimination of the Fund's fundamental         Bond Fund and Equity Fund
         investment policy prohibiting investments     voting separately.
         in companies in whose securities one or
         more officers or directors of the Company have certain percentage interests.

     5.  Amendment of the Bond Fund's investment       Bond Fund only.
         objective to seek total return, from
         income and long-term growth of capital,
         by investing primarily in U.S.
         dollar-denominated debt securities, with a secondary emphasis on non-U.S.
         dollar-denominated debt securities.

     6.  Amendment of the Investment Management        Bond Fund only.
         Agreement between the Company and Bailard, Biehl & Kaiser, Inc., to reduce the annual management fee paid by the Bond Fund to 0.60% of average daily net assets.

     7.  Amendment of the Funds' fundamental           Equity Fund only.
         investment policies to permit the Equity
         Fund to lend its portfolio securities,
         subject to applicable law and the adoption of procedures by the Board of Directors.

     All shares represented by each properly signed Proxy received prior to the Special Meeting will be voted at the meeting. If a stockholder specifies how the Proxy is to be voted on any of the business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, the Proxy will be voted FOR the election of each person named herein as a nominee for the Board of Directors, and FOR Proposals 2, 3, 4, 5, 6 and 7. A Proxy may be revoked by a stockholder, at any time prior to its use, by written notice to the Company, by submission of a subsequent Proxy or by voting in person at the meeting.

     The representation in person or by proxy of at least a majority of the shares entitled to vote is necessary to constitute a quorum for voting on each Proposal. For purposes of determining the presence of a quorum, abstentions, withheld votes and broker "non-votes" will be counted as present. Broker non-votes occur when the Company receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.

     If a vote is taken on adjournment of the Special Meeting or any other procedural matters, Proxies may be voted at the discretion of the persons voting the Proxies in a manner consistent with any fiduciary duties of such persons. Accordingly, absent contrary instructions on the Proxy card, Proxies withholding votes on Proposal 1 or abstaining on or opposing Proposals 2, 3, 4, 5, 6 or 7 may be voted on procedural matters, such as adjournment, to facilitate an opposite result.

     The cost of solicitation, including postage, printing and handling and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners, will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about November 3, 2000.

     At the close of business on October 25, 2000, the record date (the "Record Date") for the determination of stockholders entitled to vote at the Special Meeting, there were outstanding __________ shares of Common Stock of the Bond Fund and ______ shares of Common Stock of the Equity Fund. Each share is entitled to one vote.

     Bailard, Biehl & Kaiser, Inc., is the investment adviser (the "Adviser"), and BB&K Fund Services, Inc. is the distributor (the "Distributor"), of the Bond Fund and the Equity Fund. The address of the Adviser and the Distributor is 950 Tower Lane, Suite 1900, Foster City, California 94404. Investment Company Administration LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741, provides certain administrative services to the Company.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE 1999 ANNUAL REPORT AND 2000 SEMI-ANNUAL REPORT OF THE BOND FUND AND THE EQUITY FUND TO ANY STOCKHOLDER UPON REQUEST BY TELEPHONE AT 1-800-882-8383 OR IN WRITING DIRECTED
TO: BB&K FUND SERVICES, INC., 950 TOWER LANE, SUITE 1900, FOSTER CITY, CA 94404-2131.

                      RECOMMENDATIONS OF BOARD OF DIRECTORS

     Each proposal to be voted upon has been independently considered by the Board of Directors. The Board of Directors recommends that stockholders vote FOR the election of the persons named below as nominees for the Board of Directors (Proposal 1) and FOR Proposals 2, 3, 4, 5, 6 and 7.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

     All stockholders of the Bond Fund and the Equity Fund, as of the Record Date, are entitled to vote for the election of the persons named below as nominees for the Board of Directors. Stockholders of the Bond Fund and the Equity Fund will cast votes for the Board of Directors as a single class.

INFORMATION CONCERNING THE NOMINEES

     Unless instructions to the contrary are given, all Proxies, in the form enclosed, received by the Company will be voted for the election of the nominees named on the following pages as the Directors of the Company, to hold office until their respective successors shall be duly elected and qualified. All of such nominees are currently Directors of the Company and have indicated their willingness to continue to serve as Directors if elected. Should any of the nominees not be a candidate at the Special Meeting of stockholders, all such Proxies so received will be voted in favor of the remainder of those nominated and for such substitute nominees (if any) as shall be designated by the proxyholders named in the enclosed form of Proxy, or the number of Directors may be reduced by the Board of Directors. The names, ages, principal occupations and five-year employment histories of the nominees are indicated below:

PETER M. HILL(1) (50)              Chairman of the Board and Director since 1992

Director and Chief Investment Officer of the Adviser. Director of the Distributor. President and Director of the Bailard, Biehl & Kaiser Technology Exchange Fund, LLC (the "Tech Fund") (since March 2000). President and Director of both the Bailard, Biehl & Kaiser New Leaders Technology Exchange Fund, LLC (the "New Leaders Fund") and the Bailard, Biehl & Kaiser Decathlon Exchange Fund, LLC (the "Decathlon Fund") (since August 2000).

----------
(1) An "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Hill and Sparks are interested persons because they are officers of the Company, and Directors and officers of the Adviser and of the Distributor, a registered broker-dealer.

BURNICE E. SPARKS, JR.(1) (52)                 Director and President since 1993

Director and President of the Adviser. Director and Chief Executive Officer of the Distributor. President of Bailard, Biehl & Kaiser Fund Group (the "Fund Group").

SHIRLEY L. CLAYTON(2) (63)                                   Director since 1988

President of Raven Biotechnologies, a biotechnology firm, since January 1999. Chief Financial Officer of Orquest, a biotechnology firm, from May 1998 to January 1999. President and Chief Operating Officer of TopoMetrix, a manufacturer of scanning probe microscopes, from 1993 to 1998. Trustee of the Fund Group.

JAMES C. VAN HORNE(2) (65)                                   Director since 1979

A.P. Giannini Professor of Finance at the Graduate School of Business of Stanford University since September 1976. Director of Sanwa Bank California and Montgomery Street Income Securities, Inc., a registered investment company. Trustee of the Fund Group.

SCOTT F. WILSON(2) (56)                                      Director since 1997

General Partner of Venture Management Associates, an investment banking firm. Shareholder of Milbank Winthrop & Co., an investment adviser. Trustee of the Fund Group.

Unless otherwise indicated, all positions indicated have been held for more than five years.

MEETINGS OF DIRECTORS AND THE AUDIT COMMITTEE

     During the fiscal year ended September 30, 2000, the Board of Directors held 4 meetings, at which each Director was present. The Board of Directors established an Audit Committee in 1980, the current members of which are Ms. Clayton, and Messrs. Van Horne and Wilson, the three Directors who are not interested persons of the Company ("Interested Persons"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Audit Committee held one meeting during the year ended September 30, 2000, at which each member of the committee was present. The Audit Committee reviews the Company's annual audited financial statements with the independent accountants of the Company, considers any comments that the independent accountants may have regarding the Company's financial statements or books of account and considers the adequacy of the Company's internal accounting controls. The Board of Directors does not have a nominating committee or compensation committee.

----------
(2)  Member of the Audit Committee.

OFFICERS OF THE COMPANY

     The present officers of the Company are Peter M. Hill, Chairman of the Board of Directors; Burnice E. Sparks, Jr., President; Barbara V. Bailey, Treasurer; Janis M. Horne, Secretary and Chief Compliance Officer; and Sofi Kyriakidis, Assistant Treasurer and Assistant Secretary. A description of the principal occupations and employment histories of Mr. Hill and Mr. Sparks is set forth above. A similar description of Ms. Bailey, Ms. Horne and Ms. Kyriakidis is set forth below.

     Ms. Bailey (age 42) has been Treasurer of the Company since September 1996. She is also the Treasurer of BB&K Holdings, Inc., the parent of the Adviser and the Distributor; Executive Vice President and Treasurer/Secretary of the Adviser (since December 1995); Secretary of the Distributor; Treasurer and Secretary of the Bailard, Biehl & Kaiser REIT (the "REIT") (since January 1996); Treasurer of the Fund Group (since September 1996): Treasurer of the Tech Fund (since March
2000); and Treasurer of both the New Leaders Fund and Decathlon Fund (since August 2000).

     Ms. Horne (age 45) is Secretary of the Company. She is also Senior Vice President and Investment Counselor of the Adviser, and Secretary of the Fund Group. She has also been Chief Compliance Officer of the Adviser (since June
1996) and of the Fund Group (since September 1996).

     Ms. Kyriakidis (age 28) has been Assistant Secretary and Assistant Treasurer of the Company since September 1996. Ms. Kyriakidis has been an employee of the Adviser since November 1995, most recently as Senior Vice President; Treasurer of the Distributor (since January 1996); Assistant Treasurer of the REIT (since June 1996); Assistant Secretary and Assistant Treasurer of the Fund Group (since September 1996); Secretary of the Tech Fund (since March 2000); and Secretary of both the New Leaders Fund and Decathlon Fund (since August 2000).

     Unless otherwise indicated, all positions indicated have been held for more than five years.

COMPENSATION OF DIRECTORS

     The following table sets forth the compensation paid by the Company to Directors of the Company for the fiscal year ended September 30, 2000:

                               COMPENSATION TABLE

                                          Pension or
                                          Retirement
                           Aggregate    Benefits Accrued     Estimated      Total Compensation
                          Compensation    as Part of      Annual Benefits     From Company and
                             from          Company            Company         Fund Complex (1)
Name and Position           Company        Expenses        Upon Retirement   Paid to Directors
-----------------           -------        --------        ---------------   -----------------
Peter M. Hill              $     0 (2)     $     0             $     0            $     0 (2)
Chairman of the Board
and Director

Burnice E. Sparks, Jr.     $     0 (2)     $     0             $     0            $     0 (2)
President and Director

Shirley L. Clayton         $13,333 (3)     $     0             $     0            $20,000
Director

Scott F. Wilson            $13,333 (3)     $     0             $     0            $20,000
Director

James C. Van Horne         $13,333 (3)     $     0             $     0            $20,000
Director

----------
(1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other related investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.

(2) Does not include fees paid to the Adviser pursuant to the Investment Management Agreement between the Company and the Adviser.

(3) Consists of a $8,000 annual Director fee plus $1,333 for each Board meeting attended in person.

     The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

VOTE ON PROPOSAL 1

     On October 17, 2000, the Board of Directors voted unanimously to recommend to the stockholders that they vote for the election of each of the nominees named above. Votes with respect to this proposal will be cast as specified in the Proxy. If no specification is made, votes represented by the Proxy will be cast FOR approval of each nominee listed above. A nominee will be elected to the Board of Directors of the Company by a plurality, that is, if such nominee receives at least the fifth highest number of votes cast for all nominees for Director where five directors are to be elected. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR the nominees. Withheld votes and broker non-votes will not be counted in favor of or against, but will have no other effect on, the vote on Proposal 1.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                   PROPOSAL 2

     All stockholders of the Bond Fund and the Equity Fund, as of the Record Date, are entitled to vote on Proposal 2. Stockholders of the Bond Fund and the Equity Fund will cast votes on Proposal 2 as a single class.

     On October 17, 2000, the Directors who are not Interested Persons of the Company selected PricewaterhouseCoopers LLP ("PwC") to be the independent accountants of the Company, to carry out the audit of the Company's financial statements for the fiscal year ending September 30, 2001, and to perform such other services as may be requested from time to time by the Company. PwC has no connection with the Company except in such capacity and has no direct or indirect financial interest in the Company, the Adviser or the Distributor, except that PwC also audits the financial statements of and provides certain non-audit services to the Adviser, the Distributor and their parent company. PwC acted as the independent accountants to the Company for the fiscal year ended September 30, 2000. If requested by a stockholder in advance of the Special Meeting, a representative of PwC will be present in person or by conference telephone at the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if such representative desires to do so.

     Approval of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares of the Bond Fund and Equity Fund cast at the meeting. Votes with respect to Proposal 2 will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR Proposal 2. An abstention will have the effect of a vote against Proposal 2. A broker non-vote will not be counted in favor of or against, but will have no other effect on, the vote for Proposal 2.

            ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY WITH RESPECT
                             TO UNSEASONED COMPANIES
                                   PROPOSAL 3

     Under Fundamental Policy No. 9, neither the Bond Fund nor the Equity Fund currently may "[i]nvest in securities of an issuer, which, together with any predecessor, has been in operation for less than 3 years if, as a result, more than 5% of each Fund's total assets would then be invested in such securities."

     Fundamental Policy No. 9 is based on requirements imposed by the administrators of securities laws in various states. Federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. The Adviser has recommended that this policy on "unseasoned" issuers be eliminated to give it more flexibility in investing the Funds' assets.

     The assumption underlying the state law restriction is that investments in younger companies tend to be riskier or more speculative because of their limited operating histories. Today many early stage companies, particularly technology companies, are maturing more rapidly than in the past and present unique investment opportunities. In addition, in the case of the Bond Fund, the restriction may not be relevant and is difficult to apply to securities issued by governments and their agencies and by special purpose entities, such as private issuers of mortgage and asset-backed securities. In making investments in unseasoned companies for the Funds, the Adviser will take into account the potential risks and opportunities of such investments.

VOTE ON PROPOSAL 3

     On October 17, 2000, the Board of Directors voted unanimously to approve the elimination of the fundamental investment policy described in this Proposal 3 and to recommend that the stockholders approve the change at the Special Meeting. Approval of changes to the Funds' fundamental investment policies requires the affirmative vote of a majority ("Majority") of each Fund's outstanding shares. In this context, Majority means (i) 67% of each Fund's outstanding shares present at the meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) 50% of each Fund's outstanding shares, whichever is less. Votes with respect to Proposal 3 will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR Proposal 3. Abstentions and broker non-votes will have the effect of a vote against Proposal 3.

     If stockholders approve Proposal 3, the proposed change will be implemented upon the effectiveness of a post-effective amendment to the Company's Form N-1A registration statement disclosing the change. If stockholders do not approve Proposal 3, the proposed change will not be implemented.

            ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY WITH RESPECT
               TO INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND
                                    DIRECTORS
                                   PROPOSAL 4

     Under Fundamental Policy No. 13, neither the Bond Fund nor the Equity Fund currently may "[p]urchase or retain securities of an issuer if a Fund has knowledge that one or more of the officers or directors of the Company, or one or more of the officers or directors of the Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities."

     Fundamental Policy No. 13 is based on requirements imposed by the administrators of securities laws in various states. Federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. The Adviser has recommended that this policy on officer and director ownership be eliminated to give it more flexibility in investing the Funds' assets.

     The purpose of the state law restriction is to help protect against the potential conflicts of interest that may arise when a fund invests in securities in which the officers and directors of the fund or its adviser also have a significant ownership interest. This restriction is difficult to monitor, and the Company is not aware of any instance in the past in which the restriction has been applied. Moreover, the Company and the Adviser currently maintain a written Code of Ethics that restricts certain of the personal trading activities of their officers and directors and requires regular reporting of certain of their securities transactions and accounts pursuant to Rule 17j-1 under the 1940 Act. The Company and the Adviser believe that this Code of Ethics is adequate to protect against the types of conflicts addressed by Fundamental Policy No. 13.

VOTE ON PROPOSAL 4

     On October 17, 2000, the Board of Directors voted unanimously to approve this proposed change to the Funds' fundamental investment policies and to recommend that the stockholders approve the change at the Special Meeting. The proposed change requires the affirmative vote of a Majority of each Fund's outstanding shares. Votes with respect to Proposal 4 will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR Proposal 4. Abstentions and broker non-votes will have the effect of a vote against Proposal 4.

     If stockholders approve Proposal 4, the proposed change will be implemented upon the effectiveness of a post-effective amendment to the Company's Form N-1A registration statement disclosing the change. If stockholders do not approve Proposal 4, the proposed change will not be implemented.

                        AMENDMENT OF INVESTMENT OBJECTIVE
                                   PROPOSAL 5
                                (BOND FUND ONLY)

     Only stockholders of the Bond Fund, as of the Record Date, are entitled to vote on Proposal 5.

PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND RELATED INVESTMENT STRATEGIES

     The current investment objective of the Bond Fund is to seek total return, from income and long-term growth of capital, on its investments in international bonds. The Bond Fund invests primarily in the debt securities of issuers based in developed countries around the world and, to a lesser extent, in the debt securities of issuers based in emerging market countries. At least 65% of the Bond Fund's assets must ordinarily be invested in at least three foreign countries. The Bond Fund can invest in U.S. issuers having foreign operations or issuing non-dollar-denominated securities and can invest in other U.S. debt securities for defensive purposes. The Bond Fund was intended as a specialized vehicle for longer-term investors seeking to add international exposure to their bond portfolios. The Adviser has generally followed a tax-aware strategy in managing the Bond Fund's assets.

     The Bond Fund now proposes to amend its investment objective and related investment strategies to seek total return, from income and from long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities. Under this proposal, the Bond Fund would be permitted to invest up to 100% of its assets in the dollar-denominated securities, and up to 50% of its assets in the non-dollar-denominated securities, of U.S. and foreign issuers. The Bond Fund would continue to invest in bonds, notes and other obligations of governments, agencies, supra-national entities and companies, both U.S. and foreign, including mortgage and asset-backed obligations, indexed bonds and emerging market securities. It would also be permitted to invest in lower-rated obligations, preferred stock, convertible bonds, municipal debt and 144A securities.

PURPOSE OF PROPOSED CHANGES

     The primary purpose of the proposed changes is to refocus the Bond Fund on a new, broader set of opportunities. While retaining many of the benefits of international bond investments, the new focus recognizes the breadth and depth of the U.S. bond market and puts the U.S. market at the center of the global stage. This will allow the Bond Fund to take advantage of a wider set of opportunities, such as U.S. dollar- denominated corporate bonds, higher-yielding bonds and convertible bonds. Building on this broad U.S. base, international bonds will be used opportunistically to add value through return enhancement or risk reduction.

     Over the past twenty years, interest rates in the U.S. and other developed economies have trended downwards from levels well into double digits to today's modest single digit zone. An investor in international bonds benefited from this broad trend not only through interest income but also through the opportunity for capital gains as interest rates declined. In addition, investing in many countries provided excellent portfolio diversification.

     Looking ahead, it is the Adviser's view that these trends have changed. Global interest rates, already low by historical standards, appear likely to remain in this lower trading range. As a result, interest income is expected to play a more important role in the future returns from bonds. In addition, as most European markets have joined together to become one large market, the diversification benefits of investing in many international markets have been reduced.

     Since income is likely to play a greater role in total return, taxable investors in higher income brackets may find the Bond Fund less attractive than tax-exempt investors. However, taxable investors, particularly those in lower income brackets, may find other features of the Bond Fund attractive. For example, since the Bond Fund carries forward some unused realized and unrealized capital losses, it is likely that for some time ahead the Bond Fund will not be required to pay capital gains tax on realized profits. In addition, for investment advisory clients of the Adviser using a global approach within the Bond Fund, the proposed changes will widen the range of domestic opportunities and help make reallocations between international bonds and domestic bonds faster, smoother and cheaper to execute.

IMPLEMENTATION OF PROPOSED CHANGES

     Currently approximately 99% of the Bond Fund assets are held by clients of the Adviser. If Proposal 5 is approved by stockholders, the Adviser intends to recommend that certain of its clients redeem shares from the Bond Fund and that certain of its clients purchase shares of the Bond Fund. After these transactions, it is expected that the net assets of the Bond Fund will be equal to or greater than the [$67] million in net assets currently in the Bond Fund.

     The cost of the proposed changes, including legal and accounting fees, will be borne by the Bond Fund. Redemptions by the Adviser's clients may be funded by the sale of the Bond Fund's portfolio securities. The sale of these securities to fund the redemptions will cause the Bond Fund to incur transaction costs and may cause the Bond Fund to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming stockholders.

     The Adviser's clients will be permitted to purchase Bond Fund shares in cash or by contributing to the Bond Fund marketable debt securities issued by U.S. governmental agencies and by U.S. companies. These debt securities will generally be valued at the mean between the bid and asked quotations for the securities provided by one or more bona fide market makers. The Adviser believes that this valuation method will benefit both the Bond Fund and the Adviser's clients. The Bond Fund will pay a price for the contributed securities that is lower than the asked price, and the clients will receive a price that is higher than the bid price for those securities. Additionally, both the Bond Fund and the clients will avoid incurring any brokerage costs. The contribution of securities in effect permits the Bond Fund and the Adviser's clients to split the benefit gained from avoiding the cost of identical purchase and sale transactions. If current bid and asked quotations are not available, the contributed securities will be valued by the pricing service used to value the securities in the Bond Fund's portfolio.

     The Adviser will accept only contributed securities that are suitable investments under the Bond Fund's new investment policies. This process should assist the Adviser in effecting the transition of the Bond Fund from a portfolio of international bonds to a global bond portfolio. Depending on market and other factors, the Adviser expects to complete this transition within 6 months after stockholder approval is obtained.

OTHER PROPOSED CHANGES

     In connection with the changes to the investment objective and strategies described above, the Bond Fund proposes to make the following related changes:

     * NAME. The name of the Bond Fund will change from "Bailard, Biehl & Kaiser International Bond Fund" to "Bailard, Biehl & Kaiser Bond Opportunity Fund."

     * FEES. The investment advisory fee paid to the Adviser will be reduced from 0.75% to 0.60% of the average daily net assets of the Bond Fund.

     * CREDIT QUALITY. The Bond Fund will be permitted to invest in U.S. and foreign debt securities (other than emerging market debt, preferred stock and convertible bonds) rated (or equivalent to) at least Baa3 and BBB-, respectively, by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Up to 20% of the Bond Fund's assets may also be invested in debt of lesser quality, emerging market debt, preferred stock and convertible bonds. Currently, the Bond Fund may invest in securities rated or equivalent to at least A by Moody's or S&P, with the exception that up to 5% of the Bond Fund's assets, and up to 50% of the Bond Fund's emerging market bonds, may be invested in securities rated Baa or BBB, respectively.

          Bonds rated lower than Baa3 and BBB-, commonly referred to as "junk bonds," are riskier than higher grade bonds. Lower-rated bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. Lower-rated bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in lower-rated securities may make achievement of the Bond Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities. Ratings attempt to evaluate the safety of the principal and interest payments on a bond, but not the risk of a decline in its market value. Ratings are also subject to change and may fail to reflect recent events in a timely manner. The growth in the market for lower-rated debt securities has paralleled a long economic expansion. An economic downturn or rise in interest rates is likely to have a greater negative effect on this market and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for lower-rated securities is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of lower-rated securities. In addition, because of their price volatility and limited liquidity, lower-rated securities may be more difficult to value accurately.

     * PREFERRED STOCK. The Bond Fund will be permitted to invest in preferred stock of U.S. and foreign companies. Preferred stock is an equity security that entitles the holder to certain preferences over the common stock of the issuer. Preferred stock is not a debt instrument and is junior to debt in regard to recoverability in the case of default by the issuer. Preferred stock is generally callable, is less liquid than common stock and ordinarily carries limited or no voting rights.

     *    CONVERTIBLE  DEBT.  The Bond  Fund  will be  permitted  to  invest  in convertible debt obligations of U.S. and foreign companies. Convertible bonds typically offer lower coupon rates and stated yields to maturity than nonconvertible bonds. However, a convertible bond also gives the bondholder an option to exchange the bond for a specified number of common shares at a specified price or ratio and, thus, to share in the price appreciation in the common stock. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed that it will be converted) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). Most convertible bonds are callable at the option of the issuer and, if the issuer exercises its right to call the bond, bondholders typically are given a limited time in which to convert. Convertible debt obligations are generally less liquid, more difficult to price and have higher transaction costs than non-convertible bonds. Furthermore, the value of convertible debt obligations may be affected by fluctuations in the market value of the underlying common stock.

     * MUNICIPAL DEBT. The Bond Fund will be permitted to invest in taxable municipal debt securities of U.S. and foreign jurisdictions. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments and financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers and issuers of municipal securities. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can also affect the overall municipal market.

     * RULE 144A SECURITIES. The Bond Fund will be permitted to invest in Rule 144A debt securities issued by U.S. and foreign companies. Rule 144A securities are securities issued in private placements that are subject to resale restrictions and may be resold only to qualified institutional buyers. The market for Rule 144A securities may be less liquid than the market for publicly traded debt securities, particularly during adverse market conditions. Accordingly, the Bond Fund may be unable to sell such securities at a time or a price that would otherwise be desirable.

     * HEDGING. Currently, investment decisions for the Bond Fund are made relative to a benchmark whose exposure to foreign currency risk is 50% hedged. With the proposed changes, it is expected that the Bond Fund will be measured initially against a 100% hedged benchmark. However, the Bond Fund will be permitted to maintain an exposure to foreign currencies of up to 50%.

TEXT OF PROPOSED CHANGES

     It is proposed that the investment objective and related investment strategies of the Bond Fund be amended to provide in full as follows (change in bold):

     The Bond Fund seeks total return, from income and long-term growth of capital, BY INVESTING PRIMARILY IN U.S. DOLLAR-DENOMINATED DEBT SECURITIES, WITH A SECONDARY EMPHASIS ON NON-U.S. DOLLAR-DENOMINATED DEBT SECURITIES.

VOTE ON PROPOSAL 5

     On October 17, 2000, the Board of Directors voted unanimously to approve the proposed changes to the Bond Fund's investment objective and principal investment strategies and to recommend that its stockholders approve the changes at the Special Meeting. The proposed changes require the affirmative vote of a majority of the shares of the Bond Fund cast at the meeting. Votes with respect to Proposal 5 will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR Proposal 5. An abstention will have the effect of a vote against Proposal 5. A broker non-vote will not be counted in favor of or against, but will have no other effect on, the vote for Proposal 5.

     The investment objectives, investment strategies and non-fundamental investment policies of the Bond Fund may be changed by the Board of Directors without shareholder approval. Proposal 5 is being submitted to a stockholder vote due to the nature and extent of the proposed changes. If stockholders
approve   Proposal  5,  the  proposed  changes  will  be  implemented  upon  the effectiveness of a post-effective amendment to the Company's Form N-1A registration statement disclosing the changes. If stockholders do not approve Proposal 5, the Board of Directors will consider what action to take depending on the circumstances at that time.

                                  AMENDMENT OF
                         INVESTMENT MANAGEMENT AGREEMENT
                                   PROPOSAL 6
                                (BOND FUND ONLY)

     Only stockholders of the Bond Fund, as of the Record Date, are entitled to vote on Proposal 6.

PROPOSED CHANGE TO INVESTMENT MANAGEMENT AGREEMENT

     Under the current Investment Management Agreement between the Company and the Adviser, dated October 1, 1993 (the "Management Agreement"), the Adviser is paid a monthly fee calculated at an annual rate equal to 0.75% of the average daily net assets of the Bond Fund. In connection with the changes in investment objective and principal investment strategies of the Bond Fund described in Proposal 5 above, and since the domestic-oriented bond funds typically charge lower investment advisory fees than international bond funds, the Bond Fund proposes to amend the Management Agreement so that the management fee paid to the Adviser is reduced to an annual rate equal to 0.60% of the Bond Fund's average daily net assets. Except for the reduction in the management fee, the amended Investment Management Agreement (the "Amended Management Agreement") will not differ in any material respect from the Management Agreement.

THE MANAGEMENT AGREEMENT

     The Management Agreement provides that, subject to the general supervision of the Company's Board of Directors, the Adviser is responsible for the overall management of the Bond Fund's portfolio in accordance with the Bond Fund's investment objective, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administration services to the Bond Fund, including the oversight of the various agents, records and reports of the Bond Fund.

     For the fiscal year ended September 30, 2000, the Bond Fund paid management fees of $556,934 to the Adviser. Had the proposed reduced annual rate of 0.60% been in effect over the last fiscal year, the Bond Fund would have paid management fees of $447,654. The new rate is approximately 20% lower than the current rate.

     Under the Management Agreement, the Bond Fund pays all of its own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: (a) all costs and expenses incident to (i) the registration or exemption of the Company and the Bond Fund's shares under applicable securities laws, and (ii) the printing and distribution of the Company's registration statement, prospectuses and any other necessary documents incident to such registration; (b) charges and expenses of the Bond Fund's custodians, auditors and bookkeepers; (c) any investment management fees payable to the Adviser; (d) charges of any transfer agent, dividend agent or registrar of the Bond Fund; (e) broker's commissions; (f) taxes, including securities issuance and transfer taxes, and organization fees; (g) costs of engraving or printing certificates representing the Bond Fund's shares; (h) expenses of meetings of stockholders and the Board of Directors; (i) expenses of preparing, printing and mailing proxy statements and reports to stockholders; (j) fees and travel expenses of Board members and officers of the Company; (k) expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of legal counsel; (m) association dues; (n) interest payable on Bond Fund borrowings; (o) fees and expenses incurred obtaining any advice from the U.S. Internal Revenue Service or other taxing authority; (p) costs of information relating to the pricing and valuation of securities; and (q) postage.

     The Adviser pays certain expenses incurred in the Bond Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Bond Fund, from time to time, the Adviser directly pays certain expenses of the Bond Fund (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Bond Fund. Disbursements by the Adviser on behalf of the Bond Fund and their subsequent reimbursement by the Bond Fund are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 2000, the Bond Fund reimbursed the Adviser approximately $49,480.

     The Management Agreement was approved by the stockholders of the Bond Fund on September 30, 1993, in connection with the sale of shares of the Bond Fund to the general public. The Management Agreement was last continued by the Board of Directors, including a majority of the Directors who were not parties to the agreement or "interested persons" of any such party as defined in the Investment Company Act of 1940 ("Interested Persons"), on December 14, 1999.

     The Management Agreement is effective with respect to the Bond Fund until December 31, 2000 and will continue from year to year thereafter, provided its continuance is specifically approved at least annually (i) by either the Board of Directors or by a vote of a Majority of the outstanding voting securities of the Bond Fund, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to the agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to the Bond Fund at any time, without penalty, upon 60 days' written notice, by the Board of Directors of the Company or by a vote of a Majority of the outstanding voting securities of the Bond Fund, or by the Adviser upon not less than 180 days' written notice to the Company. The Management Agreement automatically terminates upon its assignment.

     The Adviser has granted the Company the right to use the designation "Bailard, Biehl & Kaiser" in its name and in its business. The Adviser has reserved the right to withdraw its consent to the use of such designation by the Company under certain conditions and to grant the use of such name to others, including other investment companies.

     DESCRIPTION OF THE ADVISER. The Adviser commenced business as a registered investment adviser in 1970 and was organized as a California corporation in 1972. The Adviser has been managing international equity portfolios since 1984 and international fixed-income portfolios since 1987. At September 30, 2000, the Adviser managed total assets of approximately $1.4 billion. The Adviser is a wholly owned subsidiary of BB&K Holdings, Inc. ("Holdings").

     The principal occupation and position with the Adviser of the principal executive officer and each director of the Adviser are as follows:

                                         Principal Occupation and
          Name                           Position with the Adviser
          ----                           -------------------------
          Thomas E. Bailard              Chairman of the Board and Chief
                                         Executive Officer (principal
                                         executive officer)

          Peter M. Hill                  Chief Investment Officer and
                                         Director

          Burnice E. Sparks, Jr.         President and Director

Mr. Bailard owns of record or beneficially 10% or more of the common stock of Holdings. The address of Messrs. Bailard, Hill and Sparks is 950 Tower Lane, Suite 1900, Foster City, California.

     The following table sets forth, as of September 30, 2000, the positions with the Adviser and the Distributor of each officer and Director of the Company having such positions:

                                                         Positions with the
Name                     Position with the Company   Adviser and the Distributor
----                     -------------------------   ---------------------------
Peter M. Hill            Chairman of the Board       Director and Chief
                                                     Investment Officer of the
                                                     Adviser; Director of the
                                                     Distributor

Burnice E. Sparks, Jr.   Director and President      Director and President of
                                                     the Adviser; Director and
                                                     Chief Executive Officer of
                                                     the Distributor

Barbara V. Bailey        Treasurer                   Executive Vice President
                                                     and Treasurer/Secretary of
                                                     the Adviser; Secretary of
                                                     the Distributor

Janis M. Horne           Secretary and Chief         Senior Vice President,
                         Compliance Officer          Chief Compliance Officer
                                                     and an Investment Counselor
                                                     of the Adviser

Sofi Kyriakidis          Assistant Treasurer and     Senior Vice President of
                         Assistant Secretary         the Adviser; Treasurer of
                                                     the Distributor

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REQUIRED VOTE

     The Board of Directors of the Company met in person on September 12, 2000, and by telephone on October 17, 2000, to review the proposed changes to the Bond Fund and the Amended Management Agreement. In reviewing the Amended Management Agreement, the Board considered, among other factors, (a) the proposed changes to the investment objective, strategies, policies and restrictions of the Bond Fund, (b) the terms of the Amended Management Agreement, (c) the future requirements of the Bond Fund for advisory and administrative services, (d) the quality of the advisory and administrative services rendered, and the investment results achieved, to date by the Adviser, (e) the services to be performed by the Distributor, (f) the fees to be paid to the Adviser, as compared to those paid by other funds and the Adviser's other accounts, (g) the other benefits (including any soft dollar benefits) to be received by the Adviser, (h) the expenses and expense ratios of the Bond Fund, (i) the financial condition and results of the Adviser, and (j) the effects of the proposed changes on the existing and new stockholders of the Bond Fund.

     At the October 17, 2000 meeting, the Board of Directors, including those Directors who are not parties to the Amended Management Agreement, or Interested Persons of any such party, unanimously approved the Amended Management Agreement as being in the best interests of the Bond Fund and its stockholders and recommended that stockholders vote FOR the Proposal. As required by the 1940 Act, the Board of Directors will meet in person prior to the Special Meeting to confirm its approval of the Amended Management Agreement. The Amended Management Agreement will be effective until December 31, 2001, and may be continued from year to year thereafter in accordance with its terms.

     Approval of the Amended Management Agreement requires the affirmative vote of a Majority of the Bond Fund's outstanding shares. Votes with respect to the Proposal will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR the Proposal. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

    If the stockholders of the Bond Fund approve Proposals 5 and 6, the Management Agreement will terminate and the Amended Management Agreement will commence upon the effectiveness of a post-effective amendment to the Company's Form N-1A registration statement disclosing the change. If the stockholders of the Bond Fund do not approve the Amended Management Agreement, the Management Agreement will continue and the Board of Directors will consider what further action, if any, should be taken in the best interests of the stockholders of the Bond Fund.

             AMENDMENT OF FUNDAMENTAL INVESTMENT POLICY WITH RESPECT
                              TO SECURITIES LENDING
                                   PROPOSAL 7
                               (EQUITY FUND ONLY)

     Only stockholders of the Equity Fund, as of the Record Date, are entitled to vote on Proposal 7.

     Under Fundamental Policy No. 11, neither the Bond Fund nor the Equity Fund may "[m]ake loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with each Fund's investment objectives and policies." The Adviser has recommended that this policy be amended to permit the Equity Fund to loan its portfolio securities subject to any restrictions imposed by applicable law and to the adoption of appropriate procedures by the Board of Directors.

     The Equity Fund would engage in securities lending with the primary objective of increasing its income through fees and through investment of cash collateral in short-term, interest-bearing obligations. The Fund would do so only to the extent that it would not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves the risk that the borrower may fail to return the securities in a timely manner or at all, or to provide additional collateral. The Adviser proposes to loan portfolio securities only to broker-dealers and other institutional investors it deems creditworthy. In addition, the Adviser would require that each loan be secured by collateral consisting of U.S. Government securities, letters of credit, cash or cash equivalents maintained daily in an amount at least equal to the current market value of the securities loaned, that the Fund be able to call the loan at any time, that the Fund receive any interest or dividends paid and retain any voting rights with respect to the securities loaned, and that the aggregate market value of securities loaned not exceed one-third of the total assets of the Fund.

     The 1940 Act requires all funds to adopt a fundamental investment policy regarding lending and prohibits funds from making loans to persons who control or are under common control with the fund. The Adviser will not engage in any securities lending for the Equity Fund until specific policies and procedures relating to this practice are reviewed and approved by the Board of Directors.

TEXT OF PROPOSED CHANGE

     It is proposed that Fundamental Policy No. 11 be amended to provide in full as follows (change in bold):

     [E]ach Fund will not:

     11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with each Fund's investment objectives and policies; PROVIDED THAT THE EQUITY FUND MAY LEND ITS PORTFOLIO SECURITIES SUBJECT TO ANY RESTRICTIONS IMPOSED BY APPLICABLE LAW AND THE ADOPTION OF PROCEDURES BY THE BOARD OF DIRECTORS.

VOTE ON PROPOSAL 7

     On October 17, 2000, the Board of Directors voted unanimously to approve this proposed change to the Equity Fund's fundamental investment policies and to recommend that its stockholders approve the change at the Special Meeting. The proposed change requires the affirmative vote of a Majority of the Equity Fund's outstanding shares. Votes with respect to Proposal 7 will be cast as specified in the Proxy. If no specification is made in the Proxy, votes represented by Proxy will be cast FOR Proposal 7. Abstentions and broker non-votes will have the effect of a vote against Proposal 7.

     If stockholders approve Proposal 7, the proposed change will be implemented upon the effectiveness of a post-effective amendment to the Company's Form N-1A registration statement disclosing the change. If stockholders do not approve Proposal 7, the proposed change will not be implemented.

                             PRINCIPAL STOCKHOLDERS

     So far as is known to the management of the Company, at September 30, 2000, no stockholder of record held or beneficially owned more than 5% of the shares of the Equity Fund or the Bond Fund. At such date, shares of the Equity Fund and the Bond Fund were held by the Directors and the Chief Executive Officer of the Company as follows:

                                                              Equity Fund                      Bond Fund
                                                     -----------------------------   ----------------------------
                                                       Number of     Percentage of     Number of     Percentage of
Name and Address                Position             Shares Held(1)    Shares Held   Shares Held(1)   Shares Held
----------------                --------             --------------    -----------   --------------   -----------
Peter M. Hill                   Chairman of the         7,886.359          (2)                            (2)
950 Tower Lane, Suite 1900      Board and Director
Foster City, CA  94404

Burnice E. Sparks, Jr.          Director and           11,002.342          (2)          1,000.891         (2)
950 Tower Lane, Suite 1900      President (Chief
Foster City, CA  94404          Executive Officer)

Shirley L. Clayton              Director                                   (2)                            (2)
122 Campo Bello Lane
Menlo Park, CA 94025

James C. Van Horne              Director               6,571.985           (2)                            (2)
Graduate School of Business
Stanford University
Stanford, CA 94305

Scott F. Wilson                 Director                                   (2)                            (2)
Venture Management Associates
540 Cowper Street, Ste. 200
Palo Alto, CA 94301

----------
(1)  Beneficially owned, with sole voting and investment power.
(2)  Less than 1%.

                              STOCKHOLDER PROPOSALS

     It is not presently anticipated that the Company will hold regular meetings of stockholders and, thus, no anticipated date for the next meeting (or for the receipt of stockholder proposals for such meeting) can be provided.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company is unaware of any business to come before the meeting other than as set forth in the Notice of Special Meeting of Stockholders. If any other business is properly brought before the meeting or any adjournment thereof, all Proxies will be voted in accordance with the best judgment of the persons voting such Proxies as to such business.

November 3, 2000


             BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints Barbara V. Bailey, Janis M. Horne, and Sofi Kyriakidis, and each of them, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of Common Stock of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Company"), that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m. (Pacific Time), on December 14, 2000, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the following:

ALL STOCKHOLDERS (PROPOSALS 1 AND 2)

1.   Election of five Directors.

     FOR all of the nominees listed below                                    [ ]
     (except as marked to the contrary below):

     WITHHOLD AUTHORITY to vote for all of the nominees listed below:        [ ]

     Peter M. Hill           Burnice E. Sparks, Jr.     Shirley L. Clayton

     James C. Van Horne      Scott F. Wilson

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in this space _________________________.)

                                                    FOR     AGAINST     ABSTAIN
                                                    ---     -------     -------
2.   Ratification  of  PricewaterhouseCoopers       [ ]       [ ]         [ ]
     LLP   as   the   Company's   independent
     accountants  for the fiscal  year ending
     September 30, 2001.

BOND FUND STOCKHOLDERS ONLY (PROPOSALS 3, 4, 5 AND 6)

                                                    FOR     AGAINST     ABSTAIN
                                                    ---     -------     -------
3.   Elimination  of the  Fund's  fundamental       [ ]       [ ]         [ ]
     investment      policy       restricting
     investments in companies with less than three years of operating history.

4.   Elimination  of the  Fund's  fundamental       [ ]       [ ]         [ ]
     investment      policy       prohibiting
     investments   in   companies   in  whose
     securities   one  or  more  officers  or
     directors of the Company have certain percentage interests.

5.   Amendment   of  the  Fund's   investment       [ ]       [ ]         [ ]
     objective  to seek  total  return,  from
     income and long-term  growth of capital,
     by    investing    primarily   in   U.S.
     dollar-denominated debt securities, with
     a   secondary   emphasis   on   non-U.S.
     dollar-denominated debt securities.

6.   Amendment of the  Investment  Management       [ ]       [ ]         [ ]
     Agreement between the Fund and Bailard, Biehl & Kaiser, Inc., to reduce the annual management fee paid by the Bond
     Fund to 0.60% of average daily net assets.

EQUITY FUND STOCKHOLDERS ONLY (PROPOSALS 3, 4 AND 7)

                                                    FOR     AGAINST     ABSTAIN
                                                    ---     -------     -------
3.   Elimination  of the  Fund's  fundamental       [ ]       [ ]         [ ]
     investment      policy       restricting
     investments in companies with less than three years of operating history.

4.   Elimination  of the  Fund's  fundamental       [ ]       [ ]         [ ]
     investment      policy       prohibiting
     investments   in   companies   in  whose
     securities   one  or  more  officers  or
     directors of the Company have certain percentage interests.

7.   Amendment  of  the  Funds'   fundamental       [ ]       [ ]         [ ]
     investment policies to permit the Equity
     Fund to lend its  portfolio  securities,
     subject  to   applicable   law  and  the
     adoption of procedures by the Board of Directors.

             THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF
            DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR
                 DIRECTOR AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.

     The undersigned hereby acknowledges receipt of (i) the Notice of Special Meeting of Stockholders and (ii) the accompanying Proxy Statement.

Dated: ______________, 2000             ________________________________________

                                        ________________________________________

                                        (Please   date  and  sign   exactly   as
                                        addressed to you.  Joint  owners  should
                                        each  sign.   If  signing  as  executor,
                                        administrator,   attorney,   trustee  or
                                        guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of the authorized person.)

           STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS
             PROXY PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE DO NOT
                           FORGET TO DATE THIS PROXY.